                                                                   EXHIBIT 10.11

NON-STANDARDIZED PROFIT SHARING/THRIFT PLAN WITH 401(k) FEATURE
ADOPTION AGREEMENT NUMBER 001-03

This Adoption Agreement, when executed by the Employer and accepted by the Plan Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company, establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance Company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only that election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

- Note: Section 414(d) governmental plans and section 414(e) nonelecting church plans that do not wish to provide ERISA-required benefits should not adopt this document. Section 414(d) governmental plans that include provisions required by state law that do not conform to requirements of the Connecticut General Life Insurance Company Defined Contribution Plan and this Adoption Agreement may not adopt this document.

- NOTE: Any choices made in this Adoption Agreement, and any situation where no choice is made, may only be changed by actually amending this Adoption Agreement.

Plan           GENERAL INFORMATION
Document
Section

               Legal Name of Employer: Zix Corporation

               Address: 2711 North Haskell Avenue, Suite 2300, LB 36

               City: Dallas State: Texas Zip: 75204-2960

               Plan Name: Zix Corporation Retirement Plan

               Plan Number: 001

               - To be assigned by the Employer. For example: 001, 002, and so on.

               Employer's EIN: 75-2216818

                                                                 January 1, 2003

Plan           GENERAL INFORMATION
Document
Section

               Classification of Business:

               A.

               [ ] C Corporation       [ ]  S Corporation   [ ]  Partnership

               [ ] Sole Proprietorship [ ] Tax-Exempt/Nonprofit Organization

               [X] Other: Controlled Group

               B.

               [ ] Single Employer

               [X] Controlled Group of Corporations

               [ ] Group of Businesses Under Common Control

               [ ] Affiliated Service Group

               [ ] Other (specify): __________________________________________

                                                                 January 1, 2003

Plan           GENERAL INFORMATION
Document
Section

               C. Employer Tax Status:

               Tax Year Ends (MM/DD): December 31

               Tax Basis: [ ] Cash [X] Accrual

 1.21          Effective Date

               The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Non-Standardized Profit Sharing/Thrift Plan with 401(k) Feature shall:

               [ ] A. Establish a new Plan effective as of (MM/DD/YY):_________.

               [X] B. Constitute an amendment and restatement in its entirety of a previously established Qualified Plan of the Employer which was effective January 1, 1989 (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is January 1, 2003 .

               Merger Data

               This Plan includes funds from a prior or coincidental merger of a:

               [ ] A. Money Purchase Plan
               [ ] B. Target Benefit Plan
               [X] C. Not Applicable

               Sponsoring Organization:

               Connecticut General Life Insurance Company
               P.O. Box 2975
               Hartford, CT 06104
               (860)534-2021

                                                                 January 1, 2003

                                TABLE OF CONTENTS

ARTICLE                                                                                   PAGE
    I.   Nontrusteed, Trust, and Trustee.........................................           6
   II.   Plan Administrator......................................................           7
  III.   Plan Year...............................................................           7
   IV.   Compensation............................................................           8
    V.   Highly Compensated Employee.............................................          10
   VI.   Service.................................................................          11
  VII.   Eligibility Requirements................................................          13
 VIII.   Entry Date..............................................................          18
   IX.   Vesting.................................................................          20
    X.   Contributions...........................................................          24
   XI.   Contribution Period.....................................................          42
  XII.   Allocation of Contributions.............................................          44
XII.A.   ADP and ACP Testing.....................................................          47
 XIII.   Limitations on Allocations..............................................          49
  XIV.   Investment of Participant's Account.....................................          51
   XV.   Life Insurance..........................................................          52
  XVI.   Employer Stock..........................................................          53
 XVII.   Withdrawals Preceding Termination.......................................          54
XVIII.   Loans to Participants, Beneficiaries and Parties-in-Interest............          64
  XIX.   Retirement and Disability...............................................          65
   XX.   Distribution of Benefits................................................          66
  XXI.   Qualified Preretirement Survivor Annuity................................          69
XXI.A.   Spousal Consent to Distributions........................................          69
 XXII.   Amendment of the Plan...................................................          69
XXIII.   Top-Heavy Provisions....................................................          70

                                                                 January 1, 2003

 XXIV.   Other Adopting Employer.................................................          72

MERGER Appendix..................................................................          76

                                                                 January 1, 2003

  Plan                    I. NONTRUSTEED, TRUST, AND TRUSTEE.
Document
Section

      - The Plan must have a Trustee if the Employer has elected Employer Stock, Loans, investment in Life Insurance, and/or any investment other than through a group annuity contract with Connecticut General Life Insurance Company.

      - If the plan is trusteed, the Employer must apply for a Trust Tax Identification Number, unless the Trust already has obtained one, even if CIGNA Bank & Trust Company, FSB has been appointed as the Plan's Trustee.

              The Plan is:
1.40          [ ] A.Nontrusteed.

1.74, 1.75    [ ] B. Trusteed and Trustees are:

                     Trustee(s)
                     Name(s): _________________________________________________

                     Address: _________________________________________________

                     __________________________________________________________

                     City:___________________St: ___________ Zip: ______________

                     Trust EIN:________________________________________

                     [ ] Check this box, if applicable. This election shall be effective only until CIGNA Bank & Trust Company, FSB's appointment as Trustee is effective.

1.74, 1.75    [X] C. Trusteed and CIGNA Bank & Trust Company, FSB has been appointed as the Plan's Trustee.

                     Trustee Name: CIGNA Bank & Trust Company, FSB

                     Address: 280 Trumbull Street Hartford, CT 06103

                     Employer's Trust BIN: to be determined

                     - Note: If CIGNA Bank & Trust Company, FSB is selected as Trustee, the Trust Agreement as set forth in Section 6C of the Plan Document shall not apply. CIGNA Bank & Trust Company, FSB uses a separate Trust Agreement.

                     - If this election is made, completion of section I.B, above, may be required as well. Under Plan Document
                     Section 6C, any trust agreement with CIGNA Bank & Trust Company, FSB shall not be effective until the date it is countersigned by an officer of CIGNA Bank & Trust Company, FSB. An interim Plan Trustee may be required under section I.B., above, if the CIGNA Bank & Trust Company, FSB Trust Agreement is not countersigned until after the effective date of this Adoption Agreement.

                                                                 January 1, 2003

  Plan                             II. PLAN ADMINISTRATOR
Document
Section

1.51           The Plan Administrator is:

               Name: Zix Corporation

               Address: 2711 North Haskell Avenue, Suite 2300, LB 36

               City: Dallas St: Texas Zip: 75204-2960

  Plan                             III. PLAN YEAR
Document
Section

1.52           A.    The Plan Year will mean:

                     [ ] 1. The 12-consecutive-month period commencing on
                            (MM/DD/YY)_______and each anniversary thereof except that the first plan year will commence on (MM/DD/YY)_______.

                     This election may be made only for new plans.

                     [X] 2. The 12-consecutive-month period commencing on
                            (MM/DD/YY) January 1, 2003 and each anniversary thereof.

                                                                 January 1, 2003

  Plan                             IV. COMPENSATION
Document
Section

             - (i) Election of options 1-6 below does not require a separate nondiscrimination test.

             - (ii) If option 1, 2, or 3 is elected, you must elect the same definition of Compensation in Section XIII, Limitations on Allocations.

             - (iii) Options 1-6 include lump sum amounts and/or cash bonuses. These amounts are included in compensation in the year in which paid.

             - (iv) Options 7-9 may not be elected by a plan with an integrated allocation formula.

             - (v) This compensation definition is for purposes of allocating contributions under the Plan. For nondiscrimination testing, the Employer may use any definition of compensation that is based upon Code section 414(s) or 415(c)(3), except that "rate of pay" definitions may not be used. Use of options 7, 8, or 9 for nondiscrimination testing requires that the employer satisfy a separate compensation nondiscrimination test.

             A. Indicate the number of the Compensation definition that will be used for allocating each type of contribution. (Note: For purposes of elective deferral and matching contributions, the same definition of compensation should be used in order to simplify the calculation of these contributions.)

                      Elective Deferral Contributions: 9
                      Matching Contributions: 9
                      Nonelective Contributions: 9
                      Employee Contributions:
                      Safe Harbor 401(k) Plan Contributions:

   1.13 For purposes of allocating contributions, Compensation means:

   1.13(a)            1.  Wages, Tips and Other Compensation Box on Form W-2.

   1.13(b)            2.  Section 3401(a) wages.

   1.13(c)            3.  415 safe-harbor compensation.

   1.13(d)            4.  Modified Wages, Tips, and Other Compensation Box on
                          Form W-2.

   1.13(e)            5.  Modified section 3401(a) wages.

   1.13(f)            6.  Modified 415 safe-harbor compensation.

   1.13(g)            7.  Regular or base salary or wages.

   1.13(h)            8.  Regular or base salary or wages plus [ ] overtime
                          and/or [ ] bonuses.

   1.13(i)            9.  A "reasonable alternative definition of Compensation,"
                          as that term is used under Code section 414(s)(3) and the regulations thereunder.

                          The definition of Compensation is: 415 safeharbor compensation as defined in Section 1.12(c) of the Plan, excluding relocation expenses and amounts realized from a disqualifying disposition of stock acquired under a stock purchase plan described in section 423 of the Internal Revenue Code

                          - Lump sum amounts and/or cash bonuses may be excluded only if specified in this definition. Also see note
                          (v) above.

                                                                 January 1, 2003

  Plan                             IV. COMPENSATION
Document
Section

1.13         B.       Compensation shall be determined over the following
                      Determination Period:

                      [X] 1. The Plan Year.

                      [ ] 2. A 12-consecutive-month period beginning on (MM/DD)
                             and ending with or within the Plan Year. For
                             Employees whose date of hire is less than 12 months before the end of the designated 12-month period, Compensation will be determined over the Plan Year.

                      [ ] 3. The Plan Year. However, for the Plan Year in which
                             an Employee's participation begins, the applicable period is the portion of the Plan Year during which the Employee is eligible to participate in the Plan.

1.13         C.       Compensation used to determine contributions shall/shall
                      not include Employer Contributions made pursuant to a salary reduction agreement, which are not includable in the gross income of the Employee under Code section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                            [X] Shall    [ ] Shall Not

                      Effective for Plan Years beginning on or after January 1, 2001 (Fill in date on which the Plan was operated in accordance with the CRA amendment of Code section 415(c)(3). This date cannot be earlier than January 1, 1998 or later than January 1, 2001),Code section 132(f)(4) deferrals (i.e., qualified transportation fringe benefits) shall be treated in the same manner as section 125 deferrals for purposes of the definition of compensation used to determine contributions under the plan.

                      - "Shall" means that all salary deferral and salary reduction contribution amounts will be included in determining a Participant's compensation for determining the amount of and allocating contributions even though they are normally excluded when determining a person's gross income. "Shall Not" means that these amounts will not be included in compensation for these same purposes.

1.13         D.       The highest annual Compensation to be used in
                      determining allocations to a Participant's Account shall be:

                      $____________

             - Enter an amount if less than the Code section 401(a)(17) limit on Compensation of $150,000 (as indexed).

             - An amount less than $150,000 (as indexed) is not allowed if an election has been made in section X.E for the Plan to be a Safe Harbor 401(k) Plan.

                                                                 January 1, 2003

  Plan
Document                      V. HIGHLY COMPENSATED EMPLOYEE
Section

1.30     A.       Highly Compensated Employees shall be determined using:

1.30(a) [X] Method 1: Employees who are 5% Owners in the current Plan Year or the Look-Back Year; plus Employees who received Compensation in excess of $80,000 (as indexed) in the Look-Back Year; or

                  [ ] Method 2: Employees who are 5% Owners in the current Plan Year or the Look-Back Year; plus Employees who received Compensation in excess of $80,000 (as indexed) in the Look-Back Year, and who were in the top 20% of Employees ranked by Compensation; or

                  [ ] Method 3: Method 1 done on a Snapshot Day basis.

1.30(b)

                           The Snapshot day is __________ (fill in); or

                  [ ] Method 4: Method 2 done on a Snapshot Day basis.

                           The Snapshot day is __________ (fill in); or

                  _ Note: The determination to include or exclude the "top 20% of employees ranked by Compensation" must apply consistently to the Determination Years of all plans of the Employer that begin with or within the same calendar year.

         B.       Calendar Year Election for Look-Back Year

                  [ ] Yes [ ] No

                  If yes, for determining if an employee is an HCE on the basis of Compensation, the calendar year beginning with or within the Look-Back Year shall be treated as the Look- Back Year.

                  - Note: Only available for Plans with non-calendar year Plan years.

                  - Note: This election must be the same for all plans of the employer.

                                                                 January 1, 2003

  Plan
Document                                VI. SERVICE
Section

Check off appropriate basis for determining service.

2A.3,    A. Hours of Service or Elapsed Time
2A.9,
2A.5

               1. Years of Service shall be determined on the following
                  basis:

         -For purposes of section 1.a. below, if the Plan provides for contributions that are subject to a whole year of eligibility service requirement and also provides for contributions that are subject to a fractional year of eligibility service requirement, select the service crediting method that applies to those contributions that are subject to the whole year of eligibility service requirement.
         Eligibility must be determined based on the elapsed time method for those contributions that are subject to a fractional year of eligibility service requirement.

                  a. Eligibility: (choose one)[X]Hours of Service [ ]Elapsed
                     Time

                  b. Vesting: (choose one) [X]Hours of Service [ ]Elapsed Time

                  c. Allocation of Contributions:(choose one)

                                             [X]Hours of Service [ ]Elapsed Time

               2. Succeeding Eligibility Computation Period.

                  -Complete this item only if Years of Service for Eligibility (A.1.a., above) is based on Hours of Service.

                  If an Employee does not fulfill the Plan's eligibility requirements in the initial 12- consecutive month period of service, the succeeding eligibility computation period shall be:

                  [X] a. The following employment year (commencing on the first anniversary of employment and ending on the succeeding anniversary), and any such succeeding year thereafter, if necessary.



                  [ ] b. The Plan Year beginning within the initial employment year, and any succeeding Plan Years thereafter, if necessary.


               3. If Service is based on Hours of Service, Hours shall be determined on the basis of:

                  [ ] a. Actual hours for which paid or entitled to payment.

                  [ ] b. Days Worked (10 Hours of Service).

                  [ ] c. Weeks Worked (45 Hours of Service).

                  [ ] d. Semimonthly payroll periods (95 Hours of Service).

                  [X] e. Months Worked (190 Hours of Service).

               - For options b, c, d, and e: If the Employee would be credited with 1 Hour of Service during the period, the Employee shall be credited with the number of Hours of Service indicated in parentheses.

                                                                 January 1, 2003

  Plan                              VI. SERVICE
Document
Section

         B. Service with other employers.

1.25     1.       Service with members of the Employer's controlled group of corporations, affiliated service group, or group of business under common control ("controlled group").

                  - Service for an employer while the employer is part of the controlled group must be taken into account.

                  a. Service with a member of the controlled group prior to it becoming part of the controlled group will be included for all purposes.

                                        [ ] Yes        [X] No

         2.       Service with a predecessor organization.

2A.5 - Service with a predecessor organization of the Employer must be taken into account if the Employer maintains the Plan of the predecessor organization.

                  a. Service with a predecessor organization will be included for all purposes even if the Employer does not maintain the plan of the predecessor organization.

                                        [ ] Yes        [X] No

         3. Service with the following subsidiary(ies) or affiliated organization, not related to the Employer under the rules of Code sections 414(b), (c) or (m), shall be considered Service for all purposes of this plan:

2A.5              Elron Software, Inc. 04-3394792

         - Service credited under 1.a, 2.a and 3 must apply to all similarly situated Employees, must be credited for a legitimate business reason, and must not by design or operation discriminate significantly in favor of Highly Compensated Employees.

                                                               September 2, 2003

  Plan                           VII. ELIGIBILITY REQUIREMENTS
Document
Section

Check or fill out appropriate requirements for each type of contribution in the Plan.

2A.5(a), A. Eligibility Requirements 2B.1

         1. If Employer is a Partnership or Sole Proprietorship: Self-Employed Individuals are eligible to participate in the Plan.

               [ ] Yes           [ ] No

         2. Immediate Participation.

            - No age or service requirement.

1.16, 1.53  - This election is required for contributions made to any  employee under this Plan who is employed pursuant to the Davis-Bacon Act or other Prevailing Wage Law.

               [ ] Elective Deferral Contributions
               [ ] Matching Contributions
               [ ] Nonelective Contributions
               [ ] Employee Contributions
               [ ] Safe Harbor 401(k) Contributions

         3. Service Requirement.

            - Not to exceed 1 year if graded vesting; not to exceed 2 years if 100% immediate vesting. Not to exceed 1/2 year if graded vesting or 1 1/2 years if 100% immediate vesting if annual Entry Date is chosen in Section VIII "Entry Date." Not to exceed 1 year for Elective Deferral Contributions.

            - No minimum service requirement is allowed for any employee under this Plan who is employed pursuant to the Davis-Bacon Act or other Prevailing Wage Law.

               [X] Elective Deferral Contributions: 0 (indicate number of years)
               [X] Matching Contributions: 0 (indicate number of years)
               [X] Nonelective Contributions: 0 (indicate number of years)
               [ ] Employee Contributions:__(indicate number of years)
               [ ] Safe Harbor 401(k) Contributions:__(indicate number of years)

               - Fill in the blank(s) above with the amount of service required. Any service requirement not in units of whole years requires service for eligibility to be determined based on elapsed time (see Section VI.A.1.a).

         4. Age Requirement.

            - Not greater than 21 years. If annual entry date is chosen in
            Section VIII "Entry Date," not greater than 20 1/2 years.

            - No minimum attained age requirement is allowed for any employee under this Plan who is employed pursuant to the Davis-Bacon Act or other Prevailing Wage Law.

               [X] Elective Deferral Contributions: 21 (indicate minimum age)
               [X] Matching Contributions: 21 (Indicate minimum age)
               [X] Nonelective Contributions: 21 (indicate minimum age)
               [ ] Employee Contributions: (indicate minimum age)
               [ ] Safe Harbor 401(k) Contributions: (indicate minimum age)

                                                                 January 1, 2003

  Plan                           VII. ELIGIBILITY REQUIREMENTS
Document
Section

2A.5(a), 5. Employees who were employed on or before the initial Effective
2B.1 Date of the Plan or the Effective Date of the amendment and restatement of the Plan, as indicated on page 2, shall/shall not be immediately eligible as of (choose one) [ ] the initial Effective Date or the Effective Date of the amendment and restatement of the Plan, or [ ] the first Entry Date following the initial Effective Date or the Effective Date of the amendment and restatement of the Plan, without regard to any Age and/or Service requirements specified in 3 or 4 above.

                       [ ] Shall           [X] Shall Not

                                                                 January 1, 2003

  Plan                           VII. ELIGIBILITY REQUIREMENTS
Document
Section

2B.1     B. Job Class Requirements

            An Employee must be a member of one or more of the following selected classifications:

            1. No Job Class Requirements:

                      [ ] Elective Deferral Contributions
                      [ ] Matching Contributions
                      [ ] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

            2. Salaried:

                      [ ] Elective Deferral Contributions
                      [ ] Matching Contributions
                      [ ] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

            3. Hourly:

                      [ ] Elective Deferral Contributions
                      [ ] Matching Contributions
                      [ ] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

            4. Clerical:

                      [ ] Elective Deferral Contributions
                      [ ] Matching Contributions
                      [ ] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

            5. Employees whose employment is governed by a collective bargaining agreement represented by the following union:

                      [ ] Elective Deferral Contributions
                      [ ] Matching Contributions
                      [ ] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

            6. Other (fill in): Employed in a capacity other than an independent contractor or a leased employee as defined under section 414 (n) of the Internal Revenue Code

                      [X] Elective Deferral Contributions
                      [X] Matching Contributions
                      [X] Nonelective Contributions
                      [ ] Employee Contributions
                      [ ] Safe Harbor 401(k) Contributions

               - A Plan may not exclude Employees based on the number of hours worked by the Employees. For example, "part-time" Employees may not be excluded.

                                                                 January 1, 2003

  Plan                           VII. ELIGIBILITY REQUIREMENTS
Document
Section

2B.1     C. Additional Requirements

            An Employee must be in the following designated division(s) of the
            Employer:
            ___________________________________________________________________

            ___________________________________________________________________

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

2B.1     D. An Employee must not be a member of any one of the following groups:

         1. Union.

            - This exclusion shall not apply if the current collective bargaining agreement provides for coverage under the plan.

            - Employees who are members of a union are defined as: Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the Employer who are covered pursuant to that agreement are professional employees as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                   [X] Elective Deferral Contributions
                   [X] Matching Contributions
                   [X] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

         2. Nonresident aliens (within the meaning of Code section 7701(b)(1)(B)) who receive no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

                                                                 January 1, 2003

  Plan                           VII. ELIGIBILITY REQUIREMENTS
Document
Section

             3. Employees covered by the following designated qualified employee benefit plans:

                ________________________________________________________________

                ________________________________________________________________

                       [ ] Elective Deferral Contributions
                       [ ] Matching Contributions
                       [ ] Nonelective Contributions
                       [ ] Employee Contributions
                       [ ] Safe Harbor 401(k) Contributions

             4. Highly Compensated Employees.

                       [ ] Elective Deferral Contributions
                       [ ] Matching Contributions
                       [ ] Nonelective Contributions
                       [ ] Employee Contributions
                       [ ] Safe Harbor 401(k) Contributions

1.23         5. An individual not treated as a common law employee, who is not reported on payroll, income tax withholding, wage tax liability, or worker compensation coverage records, or any such similar record, even if a court or administrative agency later determines such individuals are common law employees. This exclusion shall not include Leased Employees who are treated as Employees under the terms of the Plan.

                       [ ] Elective Deferral Contributions
                       [ ] Matching Contributions
                       [ ] Nonelective Contributions
                       [ ] Employee Contributions
                       [ ] Safe Harbor 401(k) Contributions

1.16     E. The Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act. (As required by law, contributions under this Plan made pursuant to the Davis-Bacon Act or other Prevailing Wage Law may not be subject to any minimum service or age requirements).

                   [ ] Yes      [X] No

                                                                 January 1, 2003

  Plan                           VIII. ENTRY DATE
Document
Section

- Check the appropriate requirement for Entry Date.

1.26     A. Immediately.

                   [X] Elective Deferral Contributions
                   [X] Matching Contributions
                   [X] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

1.26     B. The first day of any month.

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

1.26     C. Quarterly (that is, three months apart) on each:

            (MM/DD)_________________, or (MM/DD)______________, or

            (MM/DD)_________________, or (MM/DD)_______________.

         - Fill in dates.

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

1.26     D. Semiannually (that is, six months apart) on each:

              (MM/DD)_________________, or (MM/DD)______________.

         - Fill in dates.

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

                                                                 January 1, 2003

  Plan                           VIII. ENTRY DATE
Document
Section

1.26     E. Annually, on each (MM/DD) ___________.

            - Fill in date.

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

1.26     F. The first day nearest to the date(s) selected in B, C, D or E above, whether before or after that date, that the Participant meets the Eligibility Requirements.

                   [ ] Elective Deferral Contributions
                   [ ] Matching Contributions
                   [ ] Nonelective Contributions
                   [ ] Employee Contributions
                   [ ] Safe Harbor 401(k) Contributions

         - Allows retroactive entry into the Plan. This may have an effect on various nondiscrimination tests for the Plan. In addition, retroactive entry for elective deferral contributions may cause administrative and compliance difficulties.

                                                                 January 1, 2003

  Plan                               IX. VESTING
Document
Section

1.77     A.       Vesting Percentage.

                  The Vesting Schedule, based on number of Years or Periods of Service, shall be as indicated below. Indicate the number of the vesting schedule that applies to any Nonelective Contributions, Matching Contributions, and Prior Employer Contributions. The vesting schedules are depicted in 1 through 8, below.

                  Nonelective Contributions are subject to vesting schedule: 3

                  Matching Contributions are subject to vesting schedule: 3

                  - The vesting schedule for matching contributions indicated above may have changed pursuant to the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). See your EGTRRA Amendment to the Connecticut General Life Insurance Company Defined Contribution Plan Basic Plan Document Number 03.

                  Prior Employer Contributions are subject to vesting schedule: ______

                  ADP Test Safe Harbor Contributions that are Safe Harbor Matching Contributions shall always be subject to vesting schedule: 1

                  ADP Test Safe Harbor Contributions that are Safe Harbor Nonelective Contributions shall always be subject to vesting schedule: 1

                  ACP Test Safe Harbor Matching Contributions are subject to vesting schedule: ___________

                  If applicable, any Matching Contributions and/or Nonelective Contributions made under this Plan pursuant to the Davis-Bacon Act or other Prevailing Wage Act are subject to vesting schedule: 1

                  1.    Immediately        =       100%

                  2.    0-3 Years          =       0%
                        3 Years            =       100%

                  3.    1 Year             =       20%
                        2 Years            =       40%
                        3 Years            =       60%
                        4 Years            =       80%
                        5 Years            =       100%

                  4.    0-3 Years          =       0%
                        3 Years            =       20%
                        4 Years            =       40%
                        5 Years            =       60%
                        6 Years            =       80%
                        7 Years            =       100%

                                                                 January 1, 2003

  Plan
Document                               IX. VESTING
Section

                  5.    0-2 Years          =       0%
                        2 Years            =       20%
                        3 Years            =       40%
                        4 Years            =       60%
                        5 Years            =       80%
                        6 Years            =       100%


                  6.    0-5 Years          =       0%
                        5 Years            =       100%


                  7.    1 Year             =       25%
                        2 Years            =       50%
                        3 Years            =       75%
                        4 Years            =       100%

                  8.      Other. Must be at least as liberal as
                          #4 or #6 above.

                        _______             =      ________
                        _______             =      ________
                        _______             =      ________
                        _______             =      ________
                        _______             =      ________
                        _______             =      ________
                        _______             =      ________
                        _______             =      ________

2A.5(b)  B.       The vesting computation period shall be based on the
                  Employee's service in the:

                    [X] Plan Year          [ ] Employment year

                                                                 January 1, 2003

 Plan
Document                               IX. VESTING
Section

2A.7,    C. Excluded Years or Periods of Service.
2A.10

            The vesting percentage shall be based on all Years of Service (i.e., completing 1000 Hours of Service) or Periods of Service (i.e., Elapsed Time), EXCEPT that the following shall be excluded:

             Years or Periods of Service:

             [ ] 1. Prior to the time the Participant attained age 18.

             [ ] 2. During which the Employer did not maintain the plan or predecessor plan.

             [ ] 3. During which the Participant elected not to contribute to a plan which required Employee Contributions.

             [ ] 4. Rule of Parity (Elapsed Time).

                    - Rule of Parity (Elapsed Time): In the event a reemployed Employee has no vested interest in Employer Contributions at the time the break occurred, and has since incurred 5 consecutive 1-year Breaks-in-Service, and has a Period of Severance which equals or exceeds his prior Period of Service, such prior Service may be disregarded.

             [ ] 5. Rule of Parity (Hours of Service).

                    - Rule of Parity (Hours of Service): Years of Service prior to a Break-in-Service may be disregarded if the participant had no vested interest in Employer Contributions at the time the break occurred, and the Participant has since incurred 5 consecutive 1-year Breaks-in-Service, and the number of consecutive 1- year Breaks-in-Service is at least as great as the Years of Service before the break occurred.

             [X] 6. Prior to any 1-Year Break-in-Service until the Employee completes a Year of Service following reemployment.

             [ ] 7. None of the above.

                                                                 January 1, 2003

 Plan
Document                               IX. VESTING
Section

3D.1,    D.       Forfeitures.
3D.2,
2A.7,
2A.10

         1.       Forfeitures will occur:

                  [X] a. Immediately.

                         [ ] (1) Optional Payback Method.

                         [X] (2) Required Payback Method.

                  [ ] b. Upon a 1-Year Break-in-Service.

                         [ ] (1) Optional Payback Method.

                         [ ] (2) Required Payback Method.

                  [ ] c. Upon 5 consecutive 1-Year Breaks-in-Service.
                         - No payback of Forfeitures is allowed after 5-consecutive 1-Year Breaks-in- Service.

         2.       Forfeitures will be:

                  [ ] a. Reallocated to Participants' Accounts.
                         - Must be reallocated in accordance with the same allocation formula as the contributions from which they arose.

                  [X] b. Used as an Employer Credit and then, to the extent any
                         Forfeitures remain, reallocated to Participants' Accounts.
                         - To the extent that Forfeitures are reallocated, they must be reallocated in accordance with the same allocation formula as the contributions from which arose.

                  -If the Plan provides Matching Contributions and forfeitures are reallocated, the Contribution Percentage (ACP) Test will be affected.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1(k)(1)   A. Elective Deferral Contributions

                1. Availability/Amount

                     [ ] Not Available under the Plan.

                     [X] Available under the Plan (complete the following).

                          Each Participant MAY elect to have his Compensation actually paid during the [Elect One] [ ] Plan Year or
                          [X] Contribution Period reduced by:

                                [ ] a. ________%.

                                [ ] b. up to __________%.

                                [X] c. from 2 % to 30 %.

                                [ ] d. [This election d. is only available if "Plan Year" is chosen above.]

                                        up to the maximum percentage allowable,
                                        not to exceed the limits of Code
                                        sections 402(g) and 415.

                                [ ] e.  a specified monetary amount not in
                                        excess of ______ % of a Participant's
                                        Compensation.

                          - Lump sum amounts and/or cash bonuses must be subject to the salary deferral election unless the definition of compensation in Section IV.A.9 has been elected and these amounts have been specifically excluded from that compensation definition. Lump sum amounts and cash bonuses are deferred upon and tested in the Plan Year in which paid.

                2.   Modification

                     A Participant may change the amount of Elective Deferral Contributions the Participant makes to the Plan (complete a and b):

                     [X] a. 2 per Plan Year (may not be less frequent than
                            once).

                     [X] b. As of the following date(s) (MM/DD):

                            at any time

                     __________________________________________
                     __________________________________________
                     __________________________________________
                     __________________________________________

                                                                 January 1, 2004

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1(k)(1)        3. Deemed Election to Defer Compensation

                        [ ] a. An Employee who is eligible to have Elective Deferral Contributions made to the Plan and who is provided Plan enrollment materials shall be deemed to have elected to have had his Compensation paid during the Contribution
                                Period or Plan Year (as applicable) reduced by ___%, effective ____(no less than 30 days after the date he receives Plan enrollment materials), unless he has affirmatively elected to reduce his Compensation by a different amount (including zero). A deemed election to defer Compensation may be modified in accordance with the provisions of Section X.A.2 above.

                        - Percentage amount above may not be greater than 6%.

                        The provision above applies to (choose one):

                                  [ ]  all employees who are eligible to have
                                       Elective Deferral Contributions made to
                                       the Plan, or

                                  [ ] all employees hired on or after ______who are eligible to have Elective Deferral Contributions made to the Plan.

                        [X] b. Deemed elections to defer Compensation are not available under the Plan.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1(b)     B.     Required Employee Contributions

                   1.      Availability/Amount

                           [X]    Not Available under the Plan.

                           [ ] Available under the Plan and must be made as a condition of receiving an Employer Contribution.

                           - Required Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available.

                           Required Contributions shall be in the amount of:

                           [ ] a. _____ % of Compensation actually paid during
                                  the Contribution 2C.1(k)(1) Period.

                           [ ] b. Not less than _________ % nor more than
                                  _______ % of Compensation actually paid during the Contribution Period.

                   2.      Modification

                           A Participant may suspend Required Employee
                           Contributions for a minimum period of:

                           [ ] a. 1 month

                           [ ] b. 2 months

                           [ ] c. 3 months

                   - The suspension period may be of indefinite duration. A Participant's reentry into the Plan shall be as of the first Entry Date following the end of the suspension period.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1               C.      Matching Contributions

                           Availability

                           [ ] Not Available under the Plan.

                           [X] Available under the Plan (elect one from option 1
                               and, if applicable, elect one from option 2).

                           1.     [ ] a. Matching Contributions SHALL be based
                                         upon Considered Net Profits.

                                  [X] b. Matching Contributions SHALL NOT be
                                         based upon Considered Net Profits.

                           2.     Matching Contributions shall be made to:

                                  [X] a. All Participants.

                                  [ ] b. Nonhighly Compensated Employee
                                         Participants only.

                           3.     Partnership Plans.

                                  [ ] a. The Employer SHALL make Matching
                                         Contributions to Partners.

                                         -Prior to the 1998 Plan Year, Matching
                                         Contributions to Partners are treated
                                         in all respects as Elective Deferral
                                         Contributions.

                                  [ ] b. The Employer SHALL NOT make Matching
                                         Contributions to Partners.

                           Amount

                           For each $1.00 of either Elective Deferral
                           Contributions and/or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

                           [ ] 1. $__________ (e.g., $.50).

                           [X] 2. A discretionary percentage, to be determined
                                  by the Employer.

                                  - If option 2 is elected, the amount of the discretionary percentage should be determined by an annual Board of Directors resolution setting the percentage.

                                                                 January 1, 2003

Plan                                  X. CONTRIBUTIONS
Document
Section

                   [ ] 3. Graded Match.

                          -If a or b is elected, the minimum and maximum percentages must be within the parameters of the Elective Deferral election in Section X.A or the Required Employee Contribution election in Section X.B of this Adoption Agreement.

                          - Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                          [ ] a. Graded based upon the dollar amount of each
                                 Participant's Elective Deferral Contributions or Required Employee Contributions as follows:

                                 ______% of the first $ ______ plus
                                 ______% of the next  $ ______ plus
                                 ______% of the next  $ ______ plus
                                 ______% of the next  $ ______.

                          [ ] b. Graded based upon the percentage of
                                 Compensation of each Participant's Elective
                                 Deferral Contribution or Required Employee
                                 Contribution as follows:

                                 ______% of the first ______% plus
                                 ______% of the next  ______% plus
                                 ______% of the next  ______% plus
                                 ______% of the next  ______%

                          -If 3.a or b is elected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   [ ] 4. Separate specific dollar amounts for different
                          employees under this Plan (e.g., employees in different job classifications):

                          - This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act or similar Prevailing Wage Law.

                          $ ______(e.g., $.50) to employees in  ______ (fill in)
                          $ ______(e.g., $.50) to employees in  ______ (fill in)
                          $ ______(e.g., $.50) to employees in  ______ (fill in)
                          $ ______(e.g., $.50) to employees in  ______ (fill in)
                          $ ______(e.g., $.50) to employees in  ______ (fill in)

                          Additional Formulas (fill in below):

                          - Formulas must be the same type as above.

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                          - If 4 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   [ ] 5. Different graded matches for different employees
                          under this Plan (e.g., employees in different job classifications, divisions, organizations, members of a controlled group of corporations, etc.):

                          - This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act or similar Prevailing Wage Law.

                          [ ] a. Graded based upon the dollar amount of
                                 Elective Deferral Contributions or Required
                                 Contributions of each Participant as follows:

                          - Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                                  Employees in  _________ (fill in)

                                  ______% of the first $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______ .

                                  Employees in  _________ (fill in)

                                  ______% of the first $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______.

                                  Employees in  _________ (fill in)

                                  ______% of the first $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______ plus
                                  ______% of the next  $ ______.

                                  Additional Formulas (fill in below):

                                  - Formulas must be the same type as above.

                                  ______________________________________________

                                  ______________________________________________

                                  ______________________________________________

                                  ______________________________________________

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   [ ] b. Graded based upon the percentage of compensation
                          of the Elective Deferral Contributions or Required Contributions of each Participant as follows:

                          -This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act or similar Prevailing Wage Law.

                          - Matching percentages for higher compensation percentages must be lower than matching percentages for lower compensation percentages. For example: 100% of the first 3%, plus 75% of the next 2%, plus 50% of the next 2%.

                          Employees in _________ (fill in)

                           ______% of the first $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______.

                          Employees in _________ (fill in)

                           ______% of the first $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______.

                          Employees in _________ (fill in)

                           ______% of the first $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______ plus
                           ______% of the next  $ ______.

                          Additional Formulas (fill in below):

                          - Formulas must be the same type as above.
                          __________________________________________________
                          __________________________________________________
                          __________________________________________________
                          __________________________________________________
                          __________________________________________________
                          __________________________________________________

                   -If 5.a or b is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   Additional Requirements

                   The Elective Deferral and/or Required Employee Contributions, upon which Matching Contributions are made by the Employer, shall not exceed:

                   [ ] 1. $ _______for the Plan Year.

                   [ ] 2. ________ % of Participant's Compensation for the
                          Contribution Period.

                          - Reminder: Note the period over which Compensation will be determined in section IV.B.

                   [ ] 3. ________ % of the Participant's Compensation for the
                          Contribution Period, but in no event any amount greater than $_______ for the Plan Year.

                   [X] 4. N/A.

                   The total amount of Matching Contributions made by the Employer shall not exceed:

                   [ ] 1. $ ________ for the Plan Year.

                   [ ] 2. ________ % of Participant's Compensation for either the: (choose one)

                          [ ] Contribution Period.

                          [ ] Plan Year.

                   [X] 3. N/A.

                   True-Up Contributions:

                   The Employer may/may not contribute a True-Up Contribution for each Participant at the end of the Plan Year so that the total Matching Contribution for each Participant is calculated on an annual basis.

                          [ ] May        [X] May not

                   Additional Matching Contributions:

                   In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan Year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

                                                                 January 1, 2003

                          [ ] May        [X] May not

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   Qualified Matching Contributions (QMACs):

                   The Employer may/may not make Qualified Matching Contributions (QMACs) to the Plan.

                          [ ] May        [X] May not

                   If the Employer makes QMACs, they shall be made to:

                          [ ]   All Participants.

                          [ ] Nonhighly Compensated Employee Participants only.

                   Amount: (choose one)

                          [ ] ________ % of the Participant's Elective Deferral Contributions.

                          [ ]    _______ % of the Participant's Elective
                                Deferral Contributions, but no amount in excess of either $_____ or ______% (choose one) of the Participant's Compensation.

                   NOTE: Regardless of the election above, the Plan automatically allows the Employer to make Qualified Matching Contributions to correct a failed ADP or ACP test.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1     D.        Nonelective Contributions

                   - If you choose to make a Nonelective Contribution, each Employee eligible to participate in the Plan and who satisfies the Annual Allocation Requirement of Section XII.A or XII.B MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.

                   Availability

                   [ ] Not Available under the Plan.

                   [X] Available under the Plan (complete the following).

                   Amount

                   The Contribution for each Contribution Period shall be:

                   [ ] 1. ________ % of Considered Net Profits.

                   [ ] 2. ________ % of Compensation of each Participant.

                       - Reminder: Note the period over which Compensation will be determined in section IV.B.

                   [ ] 3. The Employer will contribute an amount equal to
                          $_________ for each Participant.

                   [X] 4. Discretionary.

                   - If option 4 is elected, the amount of the discretionary contribution made by the Employer should be determined by an annual Board of Directors resolution setting a fixed amount of contribution or a formula by which a fixed amount can be determined. The discretionary contribution amount may only be allocated in accordance with the provisions of section XII, Allocation of Contributions.

                   [ ] 5. The Employer will contribute an amount equal to
                          $_______ /hour or unit of each Participant (indicate
                   dollar or cents amount).

                   - Option 5 may be chosen ONLY for Employees who are subject to a Collective Bargaining Agreement.

                   [ ] 6. ______ % of Considered Net Profits to  ______(fill in)
                          ______ % of Considered Net Profits to  ______(fill in)
                          ______ % of Considered Net Profits to  ______(fill in)
                          ______ % of Considered Net Profits to  ______(fill in)
                          ______ % of Considered Net Profits to  ______(fill in)

                   - Fill in job classification.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                          Additional Formulas (fill in below):

                          - Formulas must be the same type as above.

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                   [ ] 7. ______ % of Compensation to each Participant under
                                                    this Plan in ______(fill in)
                          ______ % of Compensation to each Participant under
                                                    this Plan in ______(fill in)
                          ______ % of Compensation to each Participant under
                                                    this Plan in ______(fill in)
                          ______ % of Compensation to each Participant under
                                                    this Plan in ______(fill in)
                          ______ % of Compensation to each Participant under
                                                    this Plan in ______(fill in)

                   - Fill in job classification.

                          Additional Formulas (fill in below):
                                  - Formulas must be the same type as above.

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                   [ ] 8. The Employer will contribute an amount equal to:

                           $ ______  per hour of service for each Participant
                                             under this Plan in ______ (fill in)
                           $ ______  per hour of service for each Participant
                                             under this Plan in ______ (fill in)
                           $ ______  per hour of service for each Participant
                                             under this Plan in ______ (fill in)
                           $ ______  per hour of service for each Participant
                                             under this Plan in ______ (fill in)

                   - Fill in job classification.

                          Additional Formulas (fill in below):
                                  - Formulas must be the same type as above.

                          ______________________________________________________

                          ______________________________________________________

                          ______________________________________________________

                          - Options 6, 7 and 8 may be selected ONLY when a Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                          - If option 6, 7 or 8 is selected, subsection A.1 (Compensation to Compensation allocation) MUST be chosen in Section XIII, "Allocation of Contributions."

                          - If option 6, 7 or 8 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   Additional Nonelective Contributions:

                   In addition, the Employer of a Plan that provides for nonannual Nonelective Contributions may also contribute an additional annual discretionary Nonelective Contribution at the end of the Plan Year. This contribution will be allocated in accordance with the provisions of section XII.A. of the Adoption Agreement and will be subject to the Annual Allocation Requirements of section XII.B. of the Adoption Agreement.

                          [ ] Yes        [X] No

                   Additional Requirements

                   Nonelective Contributions shall/shall not be based on Considered Net Profits.
                   - "Shall" must be chosen if option 1 is selected.

                          [ ] Shall      [X] Shall not

                   Qualified Nonelective Contributions (QNECs)

                   The Employer may/may not make Qualified Nonelective Contributions (QNECS) to the Plan.

                          [ ] May        [X] May not

                   If the Employer makes QNECs, they shall be made to:

                          [ ] All Participants.

                          [ ] Nonhighly Compensated Employee Participants only.

                   Amount: (choose one)

                          [ ] _______% of the Compensation of all participants
                              eligible to share in the allocation.

                          [ ] ________ % of the net profits, but in no event
                              more than  $ _________ for any Plan Year.

                          [ ] an amount determined by the Employer.

                   Allocation: (choose one)

                               [ ] In the ratio which each Participant's
                                   Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                               [ ] In the ratio which each Participant's
                                   Compensation not in excess of $_______ for the Plan Year bears to the total Compensation of all Participants not in excess of $ ______ for such Plan Year.

                   NOTE: Regardless of the election above, the Plan automatically allows the Employer to make Qualified Nonelective Contributions to correct a failed ADP or ACP test.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

2C.1(k)(1);  E.  Safe Harbor 401(k) Plan Contributions
2C.1(l)

                 [ ] (Check this box, if applicable). This Plan shall be a Safe
                     Harbor 401(k) Plan.

                 1. Elective Deferral Contributions for ADP Test Safe Harbor
                    Plan

                      a. Each Participant may elect to have his Compensation actually paid during the (choose one) [ ] Plan Year or [ ] Contribution Period reduced by:

                            [ ]1. _______ %.

                            [ ]2. up to ________ %.

                            [ ]3. from _______% to __________ %.

                            [ ]4. [This election is only available if "Plan
                                  Year" is chosen above.] up to the maximum percentage allowable, not to exceed the limits of Code sections 402(g) and 415.

                            [ ]5. A specified monetary amount not in excess
                                  of __________ % of a Participant's
                                  Compensation.

                            - Lump sum amounts and/or cash bonuses must be subject to the salary deferral election unless the definition of compensation in Section IV.A.9 has been elected and these amounts have been specifically excluded from that compensation definition. Lump sum amounts and cash bonuses are deferred upon and tested in the Plan Year in which paid.

                      b.    Modification

                            A Participant may change the amount of Elective Deferral Contributions the Participant makes to the Plan (complete 1 and 2):

                            [ ] 1. ________ per Plan Year (may not be less
                                   frequent than twice).

                            [ ] 2. As of the following date(s) (MM/DD):

                                   [ ] [REQUIRED] During the 30-day period
                                        following receipt of the annual Safe
                                        Harbor 401(k) Plan notice.

                                   [ ] In addition, as of the following dates
                                       (MMDDYY):

                                    ____________________________________________

                                    ____________________________________________

                                    ____________________________________________

                                    ____________________________________________

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   c. Deemed Election to Defer Compensation

                      [ ]1. An Employee who is eligible to have Elective Deferral Contributions made to the Plan and who is provided Plan enrollment materials shall be deemed to have elected to have had his Compensation paid during the Contribution Period or Plan Year (as applicable) reduced by __________%, effective _____________ (no less than 30 days after the date he receives Plan enrollment materials), unless he has affirmatively elected to reduce his Compensation by a different amount (including zero). A deemed election to defer Compensation may be modified in accordance with the provisions of
                             Section X.E.1.b. above.

                      - Percentage amount above may not be greater than 6%.

                      The provision above applies to (choose one):

                              [ ] all employees who are eligible to have Elective Deferral

                              [ ] all employees hired on or after ___________ who are eligible to have Elective Deferral Contributions made to the Plan.

                      [ ]2. Deemed elections to defer Compensation are not available under the Plan.

         2. Safe Harbor Contributions for ADP Test Safe Harbor Plan (ADP Test Safe Harbor Contribution)

         - Note: The Employer must elect either a, b, or c, below. In addition, the Employer may elect any combination of a, b, or c, below.

                      [ ]a.   Basic Matching Contributions.

                              The Employer will make Matching Contributions and allocate to each Participant's ADP Safe Harbor Contribution Account an amount equal to:

                              (i)   $1.00 for each $1.00 of the Employee's
                                    Elective Deferral Contribution up to 3% of the Employee's Compensation; plus

                              (ii)  $.50 for each $1.00 of the Employee's
                                    Elective Deferral Contribution in excess of 3% up to 5% of the Employee's Compensation.

                                                                 January 1, 2003

  Plan                                  X. CONTRIBUTIONS
Document
Section

                   [ ] b. Enhanced Matching Contributions.

                          The Employer will make Matching Contributions and allocate to each Participant's ADP Safe Harbor Contribution Account an amount equal to the sum of:

                          (i) $1.00 for each $1.00 of the Employee's Elective Deferral Contribution up to ____% (must be at least 3%, but not greater than 6%) of the Employee's Compensation; plus

                                 - Note: If the blank above equals at least 4% or more, section (ii), below, need not, but still may, be filled in.

                          (ii) $_____ for each $1.00 of the Employee's Elective Deferral Contribution in excess of _____ % [must be the same percentage as in
                                 (i)], but that does not exceed of the
                                 Employee's Compensation.

                                 - Note: The first and last blank in (ii) must be completed so that, at any rate of elective deferral contribution, the Matching Contribution is at least equal to the formula in subsection a, above. However, the rate of match may not increase as elective deferrals increase.

                   [ ] c. Safe Harbor Nonelective Contributions.

                          The Employer will make a Safe Harbor Nonelective Contribution to the ADP Safe Harbor Contribution Account of each Eligible Employee in an amount equal to:

                          ________ % (must be at least 3%) of the Employee's Compensation.

          ADP Test Safe Harbor Contributions will be made to: (elect one)

                   [ ] This Plan.

                   [ ] Another defined contribution plan of the Employer,
                       named:

                           (insert name of plan) __________.

                                                                 January 1, 2003

Plan Document
   Section                               X. CONTRIBUTIONS

               3. Additional Matching Contributions to a Safe Harbor 401(k) Plan. (ACP Test Safe Harbor Matching Contributions)

                    - Note: No additional contributions other than those in E.1 and E.2, above, are required for a Safe Harbor 401(k) Plan. However, additional Matching Contributions may be made by completing this section.

                    The Employer will make additional Matching Contributions to the Safe Harbor 401(k) Plan (ACP Test Safe Harbor Matching Contributions) on behalf of each Eligible Employee in the amount of: (elect one)

                      [ ]   a.      ___% of the Employee's Elective Deferral
                                    Contribution up to _____% (not to exceed 6%) of the Employee's Compensation.

                      [ ]    b.     ____% of the Employee's Elective Deferral
                                    Contribution up to _____% of the Employee's
                                    Compensation, plus ____% (not to exceed the percentage indicated in the first blank) of the Employee's Elective Deferral
                                    Contribution up to _____% of the Employee's
                                    Compensation. Under no circumstances shall the total contribution under this section exceed 6% of the Employee's Compensation.

                      [ ]    c.     A discretionary percentage (not to exceed
                                    4%) of the Employee's Compensation. The
                                    discretionary percentage must be determined by the Employer prior to the date the contribution is due to be made.

                    Contributions made pursuant to this section X.E.3 shall vest in accordance with the vesting schedule elected by the Employer for these contributions in Section IX of the Adoption Agreement, and are subject to any vesting schedule that may be imposed should the plan become top-heavy.


                                                                 January 1, 2003

   Plan                          X. CONTRIBUTIONS
 Document
 Section

2C.1(b)  F.       Voluntary (post-tax) Employee Contributions

                  Availability/Amount

                           [X] Not Available under the Plan.

                           [ ] Available under the Plan (complete the elections
                               in 1 and/or 2 below).

                                    [ ] 1. Periodic Voluntary Employee
                                           Contributions SHALL be permitted:

                                           [ ] a. Up to_________% of
                                                  Compensation actually paid
                                                  during the Contribution
                                                  Period.

                                           [ ] b. No limit.

                                    [ ] 2. Lump Sum Voluntary Employee
                                           Contributions shall be permitted.

                                           [ ] a. Up to___________% of
                                                  Compensation for the Plan
                                                  Year.

                                           [ ] b. No Limit.

                           - Voluntary Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available

2C.3     G.       Rollover Contributions

                  Availability

                  [X] 1. Rollover Contributions out of the Plan are always
                         available.

                                    [X] Cash only.

                                    [ ] Cash and Loan Notes from this and/or a
                                        prior plan.

                  [X] 2. Rollover Contributions into the Plan:

                                    [ ] Not Available under the Plan.

                                    [X] Available under the Plan (complete the
                                        following).

                                             Cash Only or Cash and Loan Notes:

                                                      [X] Cash only.

                                                      [ ] Cash and Loan Notes
                                                          from prior plan.

                                             Rollover contributions into the
                                             Plan may be made by:

                                                      [X] Both eligible
                                                          Employees and
                                                          Employees who would
                                                          be eligible except
                                                          they do not yet meet
                                                          the Plan's age and/or
                                                          service requirement.

                                                      [ ] Eligible Employees
                                                          only.

                                                                 January 1, 2003

   Plan                          X. CONTRIBUTIONS
 Document
  Section

7B.8,
7B.9     H.       Transfers of Account Balances

                  Availability

                  [X]1. Transfers of account balances out of the Plan are always available.

                  [X]2. Transfers of account balances into the Plan:

                                    [X] Not Available under the Plan.

                                    [ ] Available under the Plan.

   Plan                          XI. CONTRIBUTIONS PERIOD
Document
 Section

1.15     A.       The regular Contribution Period (by contribution type) shall be:

         - For 1, 2, 3, 4, 6, 7, 8, and 9 below, "Other" Contribution Period may not be longer than annual, but may be shorter than bi-weekly.

         - For 5 below, "Other" Contribution Period may not be longer than monthly, but may be shorter than bi-weekly.

                  1.       Matching Contributions:

                                    [X] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-Weekly

                                    [ ] Other (specify)________.

                  2.       Nonelective Contributions:

                                    [X] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-weekly.

                                    [ ] Other (specify)________.

                  3.       Qualified Matching Contributions (QMACs):

                                    [ ] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-weekly.

                                    [ ] Other (specify)________.


                                                                 January 1, 2003

   Plan                          XI. CONTRIBUTION PERIOD
 Document
 Section

1.15              4.       Qualified Nonelective Contributions (QNECs):

                                    [ ] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-weekly.

                                    [ ] Other (specify)________.

                  5. Elective Deferral Contributions, Required Employee Contributions, and/or Voluntary Employee
                           Contributions:

                           - Notwithstanding any election in this section, these contributions must be paid to the trust or Insurance Company on the earliest date on which contributions can reasonably be segregated from the Employer's general assets, but no later than 15 days after the end of the month in which they were deferred from pay or otherwise contributed by the Employee.

                           - Annual contribution period is not available for contributions in #5.

                           - The same one choice applies to all contribution types in #5.

                                    [ ] Monthly       [ ] 4-Weekly

                                    [ ] Bi-weekly     [X] Other(specify)
                                                          Semi-monthly.

                  6.       Lump Sum Voluntary Employee Contributions:

                                    [ ] Annual        [ ] Quarterly

                                    [ ] Semi-Annual   [ ] Other (specify)____.
                                                           [not longer than
                                                            annual]

                  7.       ADP Test Safe Harbor (Matching) Contributions:

                                    [ ] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-Weekly

                                    [ ] Other (specify)______.

                  8.       ADP Test Safe Harbor (Nonelective) Contributions:

                                    [ ] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-Weekly

                                    [ ] Other (specify)______.

                  9.       ACP Test Safe Harbor (Matching) Contributions:

                                    [ ] Annual        [ ] 4-Weekly

                                    [ ] Monthly       [ ] Bi-Weekly

                                    [ ] Other (specify)_______.

                                                                 January 1, 2003

   Plan                          XII. ALLOCATION OF CONTRIBUTIONS
 Document
 Section

2C.1(g)  A.       Allocation Formula for Nonelective Contribution

                  Complete the following ONLY if Section X.D is 1, 4, 6 or 7.

                  - If Section X.D is 6 or 7, the Compensation to Compensation allocation formula (1 below) must be chosen.

                  The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XII.B or C as follows:

                  [X] 1. Compensation to Compensation:

                         In the same ratio as each Participant's Compensation bears to the total Compensation of all Participants.

                  [ ] 2. Integrated with Social Security:

                         a.   Choose one of the following methods:

                              [ ] Step-Rate Method

                                  For each Plan Year, the Employer will
                                  contribute an amount equal to _____% of each Participant's Compensation up to the Social Security Integration Level, plus ____% of each Participant's Compensation in excess of the Social Security Integration Level. However, in no event will the Excess Contribution percentage exceed the amount specified in
                                  Section 2C.1(g)(2)(B) of the Plan.

                              [ ] Maximum Disparity Method

                                  For each Plan Year, the Employer's Nonelective Contribution shall be allocated in the manner stated in Section 2C.1(g)(3) of the Plan in order to maximize permitted disparity.

                         b.   Social Security Integration Level:

                              [ ] i. $_______(not to exceed the Social Security Taxable Wage Base).

                              [ ] ii. The Social Security Taxable Wage Base in
                                      effect on the first day of the Plan Year.

                              [ ] iii._______% of the Social Security Taxable
                                      Wage Base (not to exceed 100%).

                                                                 January 1, 2003

   Plan                          XII.  ALLOCATION OF CONTRIBUTIONS
 Document
  Section

2C.1(g)  A.       Allocation Formula for Nonelective Contribution (continued)

                  [ ] 3. Uniform Points Allocation:

                         Each Participant shall receive_________(fill in number) points for each (must elect at least either a. and/or b. below):

                         [ ] a. Year of age.

                         [ ] b. Year of Service.

                         [ ] c. $________(not to exceed $200) of Compensation.

                         Each Participant's allocation shall bear the same relationship to the Employer Contribution that his or her total points bears to all points awarded.

2C.1(h)  B.       Annual Allocation Requirements

                  An allocation of the annual Nonelective Contribution (other than a Safe Harbor Nonelective Contribution), annual Matching Contribution (other than a Safe Harbor Basic Matching Contribution, Enhanced Matching Contribution or ACP Test Safe Harbor Matching Contribution), Additional Nonelective Contribution and/or Additional Matching Contribution made by the Employer will be made to each Participant who:

                  [ ] 1. Is a Participant on ANY day during the Plan Year
                         regardless of Service credited during the Plan Year.

                  [ ] 2. Is credited with a Year of Service in the Plan Year for which the contribution is made.

                  [X] 3. Is a Participant on the last day of the Plan Year.

                  [ ] 4. Is credited with a Year of Service in the Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.

                  An allocation of a Safe Harbor Nonelective Contribution, a Safe Harbor Basic Matching Contribution, Enhanced Matching Contribution or ACP Test Safe Harbor Matching Contribution will be made to each Participant who is a Participant on any day during the Plan Year, regardless of Service credited during the Plan Year.

                  In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether such Participant is a Participant on the last day of the Plan Year.

                         Annual Nonelective Contribution       [X] Yes    [ ] No

                         Additional Nonelective Contribution   [ ] Yes    [ ] No

                         Annual Matching Contribution          [X] Yes    [ ] No

                         Additional Matching Contribution      [ ] Yes    [ ] No

                                                                 January 1, 2003

   Plan                          XII. ALLOCATION OF CONTRIBUTIONS
 Document
  Section

2C.1(h)  C.       Nonannual Allocation Requirement

                  An allocation of the nonannual Matching Contribution (other than a Safe Harbor Basic Matching Contribution, Enhanced Matching Contribution or ACP Test Safe Harbor Matching Contribution) or nonannual Nonelective Contribution (other than a Safe Harbor Nonelective Contribution)made by the Employer will be made to each Participant who:

                  [ ] 1. Is a Participant on any day of the Contribution Period.

                  [ ] 2. Is a Participant as of the last day of the Contribution
                         Period.

                  An allocation of a Safe Harbor Nonelective Contribution, a Safe Harbor Basic Matching Contribution, Enhanced Matching Contribution or ACP Test Safe Harbor Matching Contribution will be made to each Participant who is a Participant on any day during the Contribution Period, regardless of Service credited during the Contribution Period.

                  In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies, or becomes disabled during the Contribution Period, regardless of whether such Participant is a Participant as of the last day of the Contribution Period.

                         Nonannual Nonelective Contribution    [ ] Yes    [ ] No

                         Nonannual Matching Contribution       [ ] Yes    [ ] No

1.73     D.       True-Up Contributions

                  An allocation of the True-Up Contribution made by the Employer will be made to each Participant who:

                  [ ] 1. Is a Participant on ANY day of the Plan Year.

                  [ ] 2. Is a Participant on the last day of the Plan Year.

                  [ ] 3. Is credited with a Year of Service in the Plan Year for which the contribution is made.

                  [ ] 4. Is credited with a Year of Service in the Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.

                  In addition, an allocation of the True-Up Contribution will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of whether such Participant is a Participant as of the last day of the Plan Year.

                  [ ] Yes    [ ] No

                                                                 January 1, 2003

    Plan                         XII.A. ADP AND ACP TESTING
  Document
  Section

4A.      A.       Actual Deferral Percentage (ADP) and Actual Contribution
                  Percentage (ACP) Test

                  1.   Testing Method (Check off appropriate boxes)

                  [X]  Current Year Method.

                  [ ]  Prior Year Method.

                  [ ]  New Plan Choosing Prior Year Method.

                         First Year Method - First Plan Year begins_______.

                         [ ] Prior Year NHCE ADP and ACP deemed to be 3%.

                         [ ] Current Year actual data to be used.

                  2.   ADP and ACP Tests include

                         [ ] All Qualified Nonelective Contributions (QNECs).

                         [ ] Portion of QNECs needed to pass test (only allowed
                             if Current Year Testing Method is in effect).

                         [ ] No QNECs.

                         [X]  N/A.

                  - Note: The above elections do not apply to a Fail-Safe Contribution made in accordance with the provisions of Section 2C.1 of the Plan.

                                                                 January 1, 2003

   Plan                          XII.A. ADP AND ACP TESTING
 Document
 Section

4A.      B.       Correction Methodology for ADP Test, ACP Test and Multiple
                  Use Test (MUT)

                  1.   Correction Methods.

                       The method used to correct any failure of these tests shall be as indicated below:

                       ADP Correction - [X] Refunds.

                                        [X] Other (explain) Any method in Basic
                                            Plan Document Number 03.

                       ACP Correction - [X] Refunds.

                                        [X] Other (explain) Any method in Basic
                                            Plan Document Number 03.

                       MUT Correction - [ ] Refunds - of - (choose one)
                                            [ ] 401(k) [ ] Match.

                                        [ ] Other (explain)_____________.

                  2.   Borrowing Method.

                       To satisfy ADP and ACP testing, ADP percentages may be shifted to ACP, or, if matching contributions meet the section 401(k) distribution requirements, ACP percentages may be shifted to ADP.

                       Check off each test for which the Borrowing Method, if required, will be used:

                       [X]  ADP test.

                       [X]  ACP test

                       [ ]  MUT

                  3.   Disaggregation of Otherwise Excludible Employee Groups

                       A Plan may separately test the portions of the Plan that apply to Employees who do not otherwise meet the statutory maximum eligibility requirements (i.e., age 21 and 1 Year of Service) of Code section 410(a).

                       Indicate which test, if any, this testing method will be used for:

                       [X] ADP test.

                       [X] ACP test.

                                                                 January 1, 2003

   Plan                          XIII. LIMITATIONS ON ALLOCATIONS
 Document
 Section

4B       A.       If any Participant is covered by another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

         - Complete part A if you: (1) maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be, a participant; or (2) maintain a Code section 415(l)(2) individual medical account, for which amounts are treated as Annual Additions for any Participant in this Plan.

                  [X] 1. N/A. The Employer has no other defined contribution plan(s).

                  [ ] 2. The provisions of Section 4B.5 of the Plan will apply, as if the other plan were a Master or Prototype plan.

                  [ ] 3. The plans will limit total Annual Additions to the
                         Maximum Permissible Amount, and will reduce any Excess Amounts in a manner that precludes Employer discretion, in the following manner:

                         _______________________________________________________
                         _______________________________________________________

4B       B.       If any Participant is or ever has been a Participant in a
                  qualified defined benefit plan maintained by the Employer:

                  Note: The provisions of this section XIII.B shall not apply for any Limitation Year beginning after December 31, 1999.

         - Complete part B if you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be a participant.

                  [X] 1. N/A. The Employer has no defined benefit plan(s).

                  [ ] 2. In any Limitation Year, the Annual Additions
                         credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals
                         1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants according to the Plan's allocation formula. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4B.4 of the Plan.

                  [ ] 3. Provide the method under which the Plan involved
                         will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                         _______________________________________________________
                         _______________________________________________________

                                                                 January 1, 2003

   Plan                          XIII. LIMITATIONS ON ALLOCATIONS
Document
 Section

         C.       Compensation will mean all of each Participant's:

         - Everyone must complete Section C. If option 1, 2, or 3 was selected in Section IV.A., you must make the same selection here.

         - Notwithstanding any other election in this Adoption Agreement, beginning in the 1998 Limitation Year, all options below shall include Employer contributions made pursuant to a Salary Reduction Agreement, which would not otherwise be includable in gross income of the Employee under Code section 125, 402(e)(3), 402(h)(1)(B) or 403(b).
         Notwithstanding any other election in this Adoption Agreement, prior to the 1998 Limitation Year, all options below shall exclude such amounts listed in the prior sentence.

 4B.1(b)(1)
                  [ ] 1. Wages, Tips, and Other Compensation Box on Form W-2.

 4B.1(b)(2)
                  [ ] 2. Section 3401(a) wages.

 4B.1(b)(3)
                  [X] 3. 415 safe-harbor compensation.

                  For limitation years beginning on or after January 1, 2001 (Fill in date on which the Plan was operated in accordance with the CRA amendment of Code section 415(c)(3). This date cannot be earlier than January 1, 1998 or later than January 1, 2001), for purposes of applying the limitations described in section 4.B of the Plan, Compensation paid or made available during such limitation years shall also include elective amounts that are not includible in the gross income of the employee by reason of Code section 132(f)(4).

4B.1(h)  D.       The Limitation Year shall be:

         - Everyone must complete Section D.

                  [X] 1. The Calendar Year.

                  [ ] 2. The 12-month period coinciding with the Plan Year.

                  [ ] 3. The 12-month period beginning on (MM/DD): _______.

                                                                 January 1, 2003

   Plan                          XIV. INVESTMENT OF PARTICIPANT'S ACCOUNTS
 Document
  Section

5A.1     A.       Choose election 1, 2, or 3 below.

                  [X] 1. The Participant shall have the authority to
                         direct the investment of Contributions made by the Employer.

                  [ ] 2. The Participant shall have the authority to direct
                         investment of all of the Employer Contributions indicated below:

                         [ ] Matching Contributions (including any Qualified Matching Contributions)

                         [ ] Nonelective Contributions (including any Qualified Nonelective Contributions)

                         [ ]  Prior Employer Contributions

                         [ ]  Safe Harbor 401(k) Contributions

                  [ ] 3. The Employer shall direct all sources of contributions made by the Employer.

5A.1     B.       If the Participant can direct the investment of any or all contributions made by the Employer, complete the following.

                  Those having authority to direct the investment of the Participant's Account are (choose all that apply):

                  [X] 1. Participants who are active Employees.

                  [X] 2. Participants who are former employees and continue to maintain an account in the Plan or Trust.

                  [X] 3. Beneficiaries.

                  [X] 4. Alternate Payees.

                                                                 January 1, 2003

   Plan                          XV. LIFE INSURANCE
 Document
 Section

5B.1     A.       Available as a Participant investment:

                  [ ] Yes           [X] No

                  - Note: Life Insurance shall only be available as a Participant investment if this is a readoption of a prior plan document that already contains such a provision.

         B.       If yes is elected above, Life Insurance shall be available to:

                  [ ] 1. All Participants.

                  [ ] 2. Only to the specified group of Participants (fill in below):

                         ____________________________________________________

                         ____________________________________________________

                         ____________________________________________________

                  - If subsection 2 is checked, separate nondiscrimination testing will be required.

                                                                 January 1, 2003

   Plan                          XVI. EMPLOYER STOCK
 Document
 Section

- Before electing Employer Stock as an investment option, you should consult your legal counsel on any federal or state securities law requirements arising from offering Employer Stock as an investment option under your Plan and whether use of this document is appropriate for you under those laws. Neither Connecticut General Life Insurance Company nor any of its employees can advise you on these matters.

1.46     A.       Investment in Employer Stock is:

                           [ ] Permitted.

                           [X] Not Permitted.

                  - You must complete the following subsections B and C if investment in Employer Stock is permitted and Participants have the authority to direct the investment of Employer Contributions.

1.46     B.       Investment in Employer Stock: (check all that apply)

                           [ ] May be made in stock of the Employer or Adopting
                               Employer with which an Employee is employed.

                           [ ] May be made in shares of stock of any of the
                               Employers designated below that are part of the same controlled group of corporations or trades or business under common control as the sponsoring Employer, whether or not the Employer whose stock is offered for investment is an Adopting Employer, and whether or not a Participant is employed by that particular entity.

                           List Employers whose stock may be invested in by
                           Participants:

                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________

1.46     C.       Investment in Employer Stock within the Plan by officers or directors of the Employer or by an individual who owns more than 10% of the Employer's Stock is:

                           [ ] Permitted.

                           [ ] Not Permitted.

1.46     D.       The Trustee:

                           [ ] 1. Will vote the shares of the Employer Stock.

                           [ ] 2. Will vote the shares of the Employer Stock in
                                  accordance with any instructions received by the Trustee from the Participant.

                           - Option 2 must be selected if CIGNA Bank & Trust Company, FSB is the Trustee.

                           [ ] 3. May, but is not required to, request voting
                                  instructions from the Participants.

                                                                 January 1, 2003

   Plan                          XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

- Complete only the sections for the type of contributions in your plan.

3E.1(a)  A.       Withdrawal of Required (post-tax) Employee Contributions.

         - Withdrawal may be for any reason.

                  [ ] Not Available under the Plan.

                  [ ] Available under the Plan.

                           If available, Required Employee Contributions may be withdrawn:

                                    [ ] Once each 6 months.

                                    [ ] Once each 12 months.

                                    [ ] Other (specify)_______.

                           The Contribution suspension period following a withdrawal of Required Employee Contributions shall be:

                           - You must choose one of the suspension periods shown. Related Employer Contributions will be suspended for the same period.

                                    [ ] 6 Months.

                                    [ ] 12 Months.

                                    [ ] 24 Months.

3E.1(b)  B.       Withdrawal of Voluntary (post-tax) Employee Contributions.

         - Withdrawal may be for any reason.

                  [ ] Not Available under the Plan.

                  [ ] Available under the Plan.

                           If available, Voluntary Employee Contributions may be withdrawn:

                                    [ ] Once each 6 months.

                                    [ ] Once each 12 months.

                                    [ ] Other (specify)_______.

                                                                 January 1, 2003

   Plan                          XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

         C.       Withdrawal of Elective Deferral Contributions.

                  [ ] Not Available under the Plan.

                  [X] Available under the Plan.

                           If available, select the conditions for withdrawal:

3E.2                             [X] Withdrawal upon Participant's attainment
                                     of age 59-1/2.

3E.8                                        Frequency (check all that apply):

                                            [X] At any time.

                                            [ ] On_____ (specify date or dates).

                                            [ ] At any time, ____times per year.

                                            [ ] Once every_______(i.e., four
                                                months, six months, calendar
                                                quarter, etc.).

                                            [ ] Other (specify)_____.

                                 [ ] Withdrawal for Serious Financial
                                     Hardship.

                           - If a Participant makes a withdrawal of Elective Deferral Contributions due to a Serious Financial Hardship, the Participant must be suspended from making any additional Elective Deferral Contributions for a period of 12 months.

         D. Withdrawal of Qualified Matching Contributions Upon Participant's Attainment of Age

3E.3              59-1/2.

                  [ ] Not available under the Plan.

                  [ ] Available under the Plan.

                           If available, select the frequency (check all that apply):

                           [ ] At any time.

                           [ ] On_________(specify date or dates).

                           [ ] At any time,_________times per year.

                           [ ] Once every__________(i.e., four months, six
                               months, calendar quarter, etc.).

                           [ ] Other (specify)__________.

                                                                 January 1, 2003

   Plan                 XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

         E.       Withdrawal of Qualified Nonelective Contributions Upon
                  Participant's Attainment of Age
3E.4              59-1/2.

                  [ ] Not available under the Plan.

                  [ ] Available under the Plan.

                           If available, select the frequency (check all that apply):

                           [ ] At any time.

                           [ ] On________(specify date or dates).

                           [ ] At any time,_________times per year.

                           [ ] Once every__________(i.e., four months, six
                               months, calendar quarter, etc.).

                           [ ] Other (specify)_________.

         F. Withdrawal of Employer Contributions (Matching, Nonelective and/or Prior Employer Contributions).

                  [X] Not Available under the Plan.

                  [ ] Available under the Plan.

                  - If Prior Employer Contributions are money purchase plan contributions, they may not be withdrawn.

                           If available, select the conditions for withdrawal:
3E.6
                           [ ] 1. Withdrawal upon Participant's attainment of
                                  age 59-1/2.

                                  Available from:

                                  [ ] a. Matching Contributions.

                                         Frequency (check all that apply):

                                         [ ] At any time.

                                         [ ] On_______(specify date or dates).

                                         [ ] At any time,___________times per
                                            year.

                                         [ ] Once every___________(i.e., four
                                            months, six months, calendar
                                            quarter, etc.).

                                         [ ] Other (specify)___________.

                                                                 January 1, 2003

   Plan                          XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

                                  [ ] b. Nonelective Contributions.

                                         Frequency (check all that apply):

                                         [ ] At any time.

                                         [ ] On_______(specify date or dates).

                                         [ ] At any time,__________times per
                                             year.

                                         [ ] Once every_________(i.e., four
                                             months, six months, calendar
                                             quarter, etc.).

                                         [ ] Other (specify)__________.

                                  [ ] c. Prior Employer Contributions.

                                         Frequency (check all that apply):

                                         [ ] At any time.

                                         [ ] On__________(specify date or
                                             dates).

                                         [ ] At any time,___________times per
                                             year.

                                         [ ] Once every____________(i.e., four
                                             months, six months, calendar
                                             quarter, etc.).

                                         [ ] Other (specify)__________.

3E.6                       [ ] 2. Withdrawals to active Participants who have
                                  been Participants for a minimum of 60
                                  consecutive months.

                                  Available from:

                                  [ ] a. Matching Contributions.

                                  [ ] b. Nonelective Contributions

                                  [ ] c. Prior Employer Contributions.

                                  Frequency of withdrawal:

                                         [ ] Once each 6 months.

                                         [ ] Once each 12 months.

                                         [ ] Other (specify) _____________.

                                  Suspension Period following withdrawal:

                                         [ ] N/A.

                                         [ ] 6 months.

                                         [ ] 12 months.

                                         [ ] 24 months.

                                                                 January 1, 2003

   Plan                          XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

                           [ ] 3. Withdrawal for Serious Financial Hardship.
3E.7
                                  Available from:

                                  [ ] a. Matching Contributions.

                                  [ ] b. Nonelective Contributions

                                  [ ] c. Prior Employer Contributions.

                           [ ] 4. Age of Money Withdrawal.  Vested
                                  contributions may be withdrawn after each contribution has accumulated under the Plan for a fixed number of years. This provision applies separately and independently to each separate contribution made by the Employer.

                                  Fixed number of years each contribution
                                  must be in the plan:________(fill in; must be minimum of 2 years.)

                                  Available from:

                                  [ ] a. Matching Contributions.

                                  [ ] b. Nonelective Contributions

                                  [ ] c. Prior Employer Contributions.

         Prior Employer Contributions:

         Prior Employer Contributions are contributions of a type that are not currently being made to the Plan and are not allowed under the terms of this document, and which were made to the Plan by the Employer prior to the Plan's original conversion and/or restatement on ___(fill in date).

                                                                 January 1, 2003

   Plan                      XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

3E.9     G.       Withdrawal of Rollover Contributions:

                  [ ] Not Available under the Plan.

                  [X] Available under the Plan.

                           If available, Rollover Contributions may be withdrawn:

                           [ ] Once per Plan Year.

                           [ ] Every 6 Months.

                           [ ] Every 3 Months.

                           [ ] Every Month.

                           [X] Anytime.

3E.9     H.       Withdrawal of Qualified Voluntary Employee Contributions
                  (QVEC Contributions)

         - Applicable only if this is a readoption of an existing plan. If selected, Contributions may be withdrawn for any reason.

                  [X] Not Available under the Plan.

                  [ ] Available under the Plan.

                           If available, Qualified Voluntary Employee
                           Contributions may be withdrawn:

                           [ ] Once per Plan Year.

                           [ ] Every 6 Months.

                           [ ] Every 3 Months.

                           [ ] Every Month.

                           [ ] Anytime.

                                                                 January 1, 2003

   Plan                          XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

3E.1(c)  I.       Withdrawal of Prior Required Employee Contributions.

         - Withdrawal may be for any reason.

                  [ ] Not Available under the Plan.

                  [ ] Available under the Plan.

                           If available, Prior Required Employee Contributions may be withdrawn:

                           [ ] Once each 6 months.

                           [ ] Once each 12 months.

                           [ ] Other (specify) _______________.

                  Prior Required Employee Contributions are post-tax contributions made by Employees in order to receive an Employer contribution and which were made before the Plan's original conversion and/or restatement on _____(fill in date).

3E.1(d)  J.       Withdrawal of Prior Voluntary Employee Contributions.

         - Withdrawal may be for any reason and may be taken at any time.

                  [ ] Not Available under the Plan.

                  [ ] Available under the Plan.

                  Prior Voluntary Employee Contributions are voluntary contributions made by Employees prior to these types of contribution being eliminated as a plan option on _____(fill in date).

                                                                 January 1, 2003

   Plan                   XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

2C.1(l); K.       Withdrawal of Safe Harbor 401(k) Plan Elective Deferral
                  Contributions

3E.5              [ ] Not Available under the Plan.
                  [ ] Available under the Plan.

                           If available, select the conditions for withdrawal:

                           [ ] 1. Withdrawal upon Participant's attainment of
                                  age 59-1/2.

                                    Frequency (check all that apply):

                                    [ ] At any time.

                                    [ ] On _______(specify date or dates).

                                    [ ] At any time, ________times per year.

                                    [ ] Once every ______(i.e., four months, six
                                        months, calendar quarter, etc.).

                                    [ ] Other (specify)_____________.

                           [ ] 2. Withdrawal for Serious Financial Hardship.

                           - If a Participant makes a withdrawal of Safe Harbor 401(k) Elective Deferral Contributions due to a Serious Financial Hardship, the Participant must be suspended from making any additional Elective Deferral Contributions for a period of 12 months.

                                                                 January 1, 2003

   Plan                    XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

2C.1(l); L.       Withdrawal of ADP Test Safe Harbor (Employer Matching or
                  Employer Nonelective)
3E.5              Contributions Upon the Participant's Attainment of Age 59-1/2.

                  [ ] Not available under the Plan.

                  [ ] Available under the Plan.

                           If available select the conditions for withdrawal.

                           [ ] 1. Available from 401(k) Safe Harbor (Employer
                                  Matching) Contributions.

                                    Frequency (check all that apply):

                                    [ ] At any time.

                                    [ ] On _________(specify date or dates).

                                    [ ] At any time,_______times per year.

                                    [ ] Once every________(i.e., four months,
                                        six months, calendar quarter, etc.).

                                    [ ] Other (specify)________.

                           [ ] 2. Available from 401(k) Safe Harbor (Employer
                                  Nonelective) Contributions.

                                    Frequency (check all that apply):

                                    [ ] At any time.

                                    [ ] On _______(specify date or dates).

                                    [ ] At any time, _________times per year.

                                    [ ] Once every _________(i.e., four months,
                                        six months, calendar quarter, etc.).

                                    [ ] Other (specify) ________.

                                                                 January 1, 2003

   Plan                   XVII. WITHDRAWALS PRECEDING TERMINATION
 Document
 Section

         M. Withdrawal of ACP Test Safe Harbor (additional Employer Match) Contribution. (Elect all that apply)

                  [ ] Not available under the Plan.

                  [ ] Available under the Plan.

                           If available select the conditions for withdrawal.

                           [ ] 1. Withdrawal Upon Participant's Attainment of
                                  Age 59-1/2.

                                    Frequency (check all that apply):

                                    [ ] At any time.

                                    [ ] On ________(specify date or dates).

                                    [ ] At any time, _______times per year.

                                    [ ] Once every _______(i.e., four months,
                                        six months, calendar quarter, etc.).

                                    [ ] Other (specify) _______.

                           [ ] 2. Withdrawals to Active Participants who have
                                  been Participants for a minimum of
                                  60-consecutive months.

                                    Frequency:

                                    [ ] Once every six months.

                                    [ ] Once every 12 months.

                                    [ ] Other (specify) __________.

                                    Suspension Period Following Withdrawal:

                                    [ ] N/A.

                                    [ ] 6 months.

                                    [ ] 12 months.

                                    [ ] 24 months.

                           [ ] 3. Withdrawal for Serious Financial Hardship.

                           [ ] 4. Age of Money Withdrawal.

                                  Vested contributions may be withdrawn after each contribution has accumulated under the Plan for a fixed number of years. This provision applies separately and independently to each separate contribution made by the Employer.

                                  Fixed number of years each contribution must be in the Plan ______(fill in; must be minimum of 2 years.)

                                                                 January 1, 2003

   Plan     XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND PARTIES-IN-INTEREST
 Document
 Section

5C       A.       Loans are permitted.

                  [X] Yes

                  - If yes, Plan must be trusteed (see section I.B.)

                  [ ] No

5C       B.       Suspension of loan repayments for qualified military service.

                  The repayment of participant loans will be suspended during qualified military service, pursuant to Code section 414(u)(4).

                  [X] Yes

                  [ ] No

5C       C.       Loans are available only from the following sources:

                  - Qualified Voluntary Employee Contributions (QVEC Contributions) may not be taken in a loan.

                           [X] All Sources.

                           [ ] List Sources:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                                                                 January 1, 2003

   Plan                         XIX. RETIREMENT AND DISABILITY
Document
 Section

1.41     A.       Normal Retirement Age is:

                  [ ] 1. The date the Participant attains age _______(not to exceed 65).

                  [X] 2.   The later of:

                           a. The date the Participant attains age 65 (not to exceed 65), or

                           b. The fifth (not to exceed 5th) anniversary of the Participation Commencement Date.

                           - Note regarding 2.b above: If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anniversary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than 10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation Commencement Date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

1.19     B.       Early Retirement by Participants

                  1.       Early Retirement by Participants is:

                           [ ] a. Not Permitted.

                           [X] b. Permitted. Subject to the following
                                  conditions:

                                    [ ] i. Age ________(not to exceed 65).

                                    [ ] ii. Years of Service ________.

                                    [X] iii. Age 55 (not to exceed 65) and five
                                             Years of Service.

                                    [ ] iv. Age ________(not to exceed 65) and
                                        ________Years of Participation.

1.17     C.       Disability

                  If an Employer makes any contribution (other than Elective Deferral Contributions) determined on the basis of the Participant's Compensation, the Employer shall/shall not make such contributions on behalf of all disabled Participants on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.

                                    [ ] Shall                 [X] Shall Not

                  - All such contributions are 100% vested and nonforfeitable when made.

                                                                 January 1, 2003

   Plan                         XX. DISTRIBUTION OF BENEFITS
 Document
 Section

3A.1     A.       Distribution of benefits should be in the form of (check all that apply):

                  [X] 1. Single Sum.

                  [ ] 2. Life Annuity.

                  [ ] 3. Installment Payments.

                  [ ] 4. Installment Refund Annuity.

                  [ ] 5. Employer Stock, to the extent the Participant is
                         invested therein.

                  [ ] 6. In-kind distribution from self-directed brokerage
                         account, to the extent the Participant is invested therein.

         B.       Distribution Timing (check boxes that apply)

                  [ ] 1. All Participants may elect to defer their
                         distributions.

                  [X] 2. Participants who terminate employment and whose account balances do not exceed $5,000 shall receive an immediate, lump sum cash distribution.

                  [ ] 3. Participants who terminate employment and whose account balances do not exceed $ ______(fill in dollar amount less than $5,000; must be in $100 increments) shall receive an immediate, lump sum cash distribution.

                  [ ] 4. Participants who terminated employment and deferred distribution of their vested account balance, and whose vested account balance does not at any subsequent time exceed $ ______(fill in dollar amount not to exceed $5,000) shall receive an immediate, lump sum cash distribution.

                         - The filled in dollar amount in #4 must equal the amount in #2 or #3 above.

         C.       Expenses - Deferred Participants.

                  1. Participants who elect to defer distribution of their benefits shall/shall not pay for all reasonable fees associated with administration of their deferral payment, as permitted by ERISA.

                                    [X] Shall            [ ] Shall Not

         D.       Distributions Upon Plan Termination.

                  1. Distributions upon Plan termination shall be made in the form of (choose one):

                           a. [ ] Single Sum

                           b. [ ] The same as in the election in Section XX.A.
                                  of this Adoption Agreement.

                  - In the event that no election is made, Section XX.D.1.b of the Adoption Agreement shall be the default election.

                                                                 January 1, 2003

   Plan                         XX. DISTRIBUTION OF BENEFITS
 Document
 Section

3B.1(g)  E.       Minimum Required Distributions - Required Beginning Date
                  (RBD).
                  (Choose One.)

                  - This election should reflect any previous election made by you, and match the manner in which you have been operating your Plan.

                  [ ] 1. Pre-SBJPA RBD. April 1 of the calendar year following the calendar year the Participant turns age 70-1/2.

                  [ ] 2. April 1 of the calendar year following the calendar year the Participant turns age 70-1/2, except actively employed non-5% Owners may defer payment to their SBJPA RBD, provided they reach age 70-1/2 after December 31, ________(fill in any year after 1998).

                  [X] 3. SBJPA RBD. (Also elect one of options (a), (b), or (c)
                         below)

                  For 5% Owners: April 1 of the calendar year following the calendar year the Participant turns age 70-1/2.

                  For non-5% Owners: The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 or retires.

                           [ ] a. The Pre-SBJPA RBD is removed and replaced in its entirety by the SBJPA RBD effective ________. This date cannot be earlier than January 1, 1997. In addition, as of the above effective date, the Plan must have allowed all Participants to make in-service withdrawals (at any time and in any amount) prior to age 70-1/2.

                           [ ] b. The Pre-SBJPA RBD is replaced by the SBJPA RBD so that employees who are not 5% owners and reach age 70-1/2 after December 31, _______(specify year: cannot be earlier than 1998) will not be required to begin receiving payments until the April 1 following the calendar year of their retirement.

                           [X] c. The Pre-SBJPA RBD is replaced by the SBJPA RBD so that employees who are not 5% owners and reach age 70-1/2 after December 31, 2002 (specify year: cannot be earlier than 1998) will not be required to begin receiving payments until the April 1 following the calendar year of their retirement. However, non-5% Owners may make an irrevocable election to receive payments beginning the April 1 following the calendar year in which they attain age 70-1/2.

                                                                 January 1, 2003

   Plan                         XX. DISTRIBUTION OF BENEFITS
 Document
 Section

         F. Compliance with 2001 Proposed Regulations Under Code Section
            401(a)(9)

         - Select one of the following three choices.

         [X] 1. Model Amendment Adopting Rules under 2001 Proposed Regulations (under this alternative, Model Amendment applies to all minimum distributions in calendar years beginning on or after the specified date as provided below).

         For all required distributions made with respect to calendar years beginning on or after January 1, 2001 (insert date of intended compliance not earlier than January 1, 2001), the Plan shall apply the minimum distribution requirements of Code section 401(a)(9) in accordance with the regulations under section 401(a)(9) that were proposed in January 2001 (the 2001 Proposed Regulations), notwithstanding any provisions of the Plan or Prototype Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

         [ ] 2. Model Amendment Adopting Rules under 2001 Proposed Regulations (under this alternative, Model Amendment can be adopted as of a date within the 2001 Plan Year after some minimum distributions have been made under the prior rules).

         With respect to distributions under the Plan made on or after _______(specify date on which the Plan began operating in accordance with the 2001 Proposed Regulations), for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code section 401(a)(9) in accordance with the 2001 Proposed Regulations, notwithstanding any provisions of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to _______(specify date on which the Plan began operating in accordance with the 2001 Proposed Regulations) are less than the amount determined under the 2001 Proposed Regulations, then the amount of the required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

         [ ] 3. The Employer does not intend to comply with the 2001 Proposed Regulations at this time. (Electing this choice will require amendment of the Plan at a later date to elect compliance with these regulations.)

                                                                 January 1, 2003

   Plan                XXI. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
 Document
 Section

3C.4     The Qualified Preretirement Survivor Annuity shall be:

         - 100% is required for Plans allowing only single sum distributions.

                  [X] 100% to the surviving spouse.

                  [ ] 50% to the surviving spouse.

   Plan                    XXI.A. SPOUSAL CONSENT TO DISTRIBUTIONS
 Document
 Section

3C.6     A. Profit Sharing Exception Plans.

                  If the Plan as a whole or any Participant individually meets the requirements of Section 3C.6 of the Plan, Joint and Survivor Annuity Requirements- Safe Harbor Rules, spousal consent shall/shall not be required for:

                  Loans           [ ] Shall       [X] Shall Not

                  Withdrawals     [ ] Shall       [X] Shall Not

                  Distributions   [ ] Shall       [X] Shall Not

                  - Note: If "Shall" is selected for "Distributions" that election shall apply only to distributions exceeding the Plan's involuntary cash-out threshold (if any) indicated by the Employer's election in Section XX.B. of this Adoption Agreement.

                  - Note: If this section and the Plan section 3C.6 are applicable, and no election is made, the default election will be "Shall Not."

         B. If the requirements of section A., above, are not met or are not applicable, spousal consent shall always be required for any loan or withdrawal, and for any distribution exceeding the Plan's involuntary cash-out threshold (if any) indicated by the Employer's election in Section XX.B. of this Adoption Agreement.

                  [X] Always.

   Plan                          XXII. AMENDMENT OF THE PLAN
 Document
 Section

7B       A.       The party having the authority to amend the Adoption
                  Agreement is the:

                  [ ] 1. Trustee(s).

                  - Trustee(s) cannot be chosen if the Trustee is CIGNA Bank & Trust Company, FSB.

                  [ ] 2. Plan Administrator.

                  [ ] 3. Plan Committee.

                  [X] 4. Designated Representative of the Employer.

                                                                 January 1, 2003

   Plan                         XXIII. TOP-HEAVY PROVISIONS
 Document
 Section

7A.1(i)  A.       Method to be used to avoid duplication of Top-Heavy Minimum benefits when a non-Key Employee is a Participant in both this Plan and a defined benefit plan maintained by the Employer
                  (select one response):

                  [X] 1. N/A. The Employer has no other plan(s).

                  [ ] 2. Single Plan Minimum Top-Heavy Allocation. A minimum
                         Top-Heavy contribution will be allocated to each non-Key Employee's Participant Account in an amount equal to:

                         [ ] a. The lesser of 3% of Compensation or the
                                highest percentage allocated to any Key
                                Employee.

                         [ ] b. ________% of Compensation (must be at least 3%).

                  [ ] 3. Multiple Plans Top-Heavy Allocation. In order to
                         satisfy Code sections 415 and 416, and because of the required aggregation of multiple plans, a minimum Top-Heavy contribution will be allocated to each non-Key Employee in an amount equal to:

                         [ ] a. Not Applicable. No other plan was in existence
                                prior to the Effective Date of this Adoption
                                Agreement.

                         [ ] b. 5% of Compensation, to be provided in a
                                defined contribution plan of the Employer.

                         [ ] c. 7-1/2% of Compensation, to be nonintegrated,
                                and provided in this Plan.

                         - If c is chosen, for all Plan Years in which this Plan is Top-Heavy (but not Super Top-Heavy), the Defined Benefit and Defined Contribution fractions shall be computed using 125%.

                  [ ] 4. Enter the name of the plan(s) and specify the method under which the plan(s) will provide Top-Heavy Minimum Benefits to non-Key Employees [include any adjustments required under Code section 415(e)]:

                         _______________________________________________________
                         _______________________________________________________

                  - If 2, 3, or 4 is selected, the Employer's defined benefit plan must contain provisions coordinating Top-Heavy minimum benefits with this Plan and these elections.

                  - If 4 is selected, the method specified must preclude Employer discretion and inadvertent omissions.

                                                                 January 1, 2003

   Plan                         XXIII. TOP-HEAVY PROVISIONS
 Document
 Section

7A.1     B.       Present Value: In order to establish the present value to
                  compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest, based on:

         - Complete B only if response to A is 2, 3, or 4. Fill in all blanks.

                  [ ] 1. Interest Rate _________%.

                  [ ] 2. Mortality Table ________.

                  [ ] 3. Valuation Date _________.

7A.2     C.       Where a non-Key Employee is a Participant in this and another defined contribution plan(s) of the Employer, choose which plan will provide the minimum Top-Heavy contribution:

                  [X] 1. N/A. The Employer has no other plan.

                  [ ] 2. The minimum allocation will be met in this Plan.

                  [ ] 3. The minimum allocation will be met in the other defined contribution plan. Enter the name of the plan:

                         _______________________________________________________

                  - If 2 or 3 is selected, the Employer's other defined contribution plan must contain provisions coordinating the Top-Heavy Minimum Contribution with this Plan and these elections.

7A.3     D.       Top-Heavy Vesting Schedule. In the event the plan becomes
                  Top-Heavy, the vesting schedule shall be:

         - Must meet one of the schedules below and must be at least as liberal as the vesting schedule elected in Section IX.A.

                  [ ] 1. 100% vesting after _______(not to exceed 3) years of
                         Service.

                  [ ] 2. _______%        vesting after 1 Year of Service
                         _______%        (not less than 20) vesting after 2
                                         Years of Service
                         _______%        (not less than 40) vesting after 3
                                         Years of Service
                         _______%        (not less than 60) vesting after 4
                                         Years of Service
                         _______%        (not less than 80) vesting after 5
                                         Years of Service
                            100 %        vesting after 6 Years of Service

                  [X] 3. Same vesting schedule(s) as elected in Adoption
                         Agreement Section IX (already meets Top-Heavy minimum vesting requirements).

         - If the vesting schedule under the Plan shifts into the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election provisions in
         Section 7B.1 of the Plan shall apply.

         - The Top-Heavy vesting schedule will remain in effect even if the Plan ceases to be Top Heavy.

                                                                 January 1, 2003

   Plan                         XXIV. OTHER ADOPTING EMPLOYER
 Document
 Section

6E.1,
6E.2     A.       The following Adopting Employer(s) also adopt this plan and have executed this Adoption Agreement:

         - Fill in below the names and the Employer Identification Numbers
         (EINs) of Adopting Employers.

         - Must meet requirements of Plan definition of Employer, Plan Section 1.25.

         ZixIt Management Services Corp. - 75-2765445
         ZixIt.com, Inc. - 75-2804397
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

                                                                 January 1, 2003

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all the terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Plan Sponsor. The Employer consents to the exercise by the Plan Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determinations shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effective Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The Employer may rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made by the Employer to Employee Plans Determinations of the Internal Revenue Service.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 03.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below. If CIGNA Bank & Trust Company, FSB is the Trustee, only the Employer and the Plan Administrator must sign this Adoption Agreement, as CIGNA Bank & Trust Company, FSB is governed by the terms of a separate Trust Agreement.)

Executed at _________________, this __________day of _____________,  20 ______.

                     Employer's Exact Name: Zix Corporation

Witness: ______________________________     By: _______________________________

                                          Title: _______________________________

                                                                 January 1, 2003

     Additional Adopting Employer's Exact Name: ZixIt Management Services Corp.

Witness: ________________________           By: ________________________________

                                        Title: _________________________________

           Additional Adopting Employer's Exact Name: ZixIt.com, Inc.

Witness: ________________________           By: ________________________________

                                        Title: _________________________________

ACCEPTED this __________ day of __________ 20 ___________.

Witness: _________________________            By (Plan Administrator): _________

Witness: _________________________            By (Plan Administrator): _________

Witness: _________________________            By (Plan Administrator): _________

Witness:__________________________            By (Trustee): ____________________

Witness:__________________________            By (Trustee): ____________________

Witness:__________________________            By (Trustee): ____________________

           ACCEPTED this __________ day of __________ 20 ___________.

                     CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                   By (Authorized Representative): [ILLEGIBLE]


                                                                 January 1, 2003

                                                                 January 1, 2003